Exhibit 10.18
Execution Version

AMENDMENT NO. 4 TO AMENDED AND RESTATED SENIOR
SECURED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 4 (this “Amendment”) dated as of May 15, 2020 is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 12, 2016 (as modified by the Limited Waiver to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 27, 2018, and as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 8, 2019, and as amended by that certain Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 25, 2019, and as amended by that certain Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 30, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among SIERRA INCOME CORPORATION, a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.9, SIC AAR LLC, a Delaware limited liability company (“SIC AAR”), SIC INVESTMENT HOLDINGS LLC, a Delaware limited liability company (“SIC Holdings”), and SIERRA MANAGEMENT INC., a Delaware corporation (together with SIC AAR and SIC Holdings, the “Subsidiary Guarantors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment;
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENTS TO CREDIT AGREEMENT
Effective as of the Amendment No. 4 Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended to:
(a)    delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underline text) as set forth in the Credit Agreement attached hereto as Exhibit A;
(b)    replace Schedules 1.01(b), 3.11(a), 3.11(b), 3.11(c), 3.12(a) and 3.12(b) of the Credit Agreement as set forth in the Schedules 1.01(b), 3.11(a), 3.11(b), 3.12(a) and 3.12(b) attached hereto as Exhibit B; and
(c)    add Schedule 1.01(e) attached hereto as Exhibit C as a new Schedule 1.01(e) to the Credit Agreement (as amended hereby).
SECTION II     MISCELLANEOUS
2.1.     Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Amendment No. 4 Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)    Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
(b)    Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses owing related to this Amendment and the Credit Agreement owing, incurred and invoiced on or prior to the Amendment No. 4 Effective Date due to any Lender on the Amendment No. 4 Effective Date.
(c)    Prepayment. The Borrower shall have made a prepayment of the outstanding Loans pursuant to Section 2.08 of the Credit Agreement in an aggregate principal amount of not less than $20,000,000. The Administrative Agent and the Lenders hereby acknowledge and confirm they have received notice in accordance with Section 2.08(g) of the Credit Agreement.
(d)    Opinion of Counsel to the Borrower. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Dechert LLP, counsel for the Obligors, in form and substance reasonably acceptable to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).
(e)    Corporate Documents. (w) The Administrative Agent shall have received copies of the organizational documents of each Obligor certified as of a recent date by the appropriate governmental official, (x) signature and incumbency certificates of the officers of each Obligor executing the Loan Documents to which it is a party, (y) resolutions of the board of directors or similar governing body of each Obligor approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Amendment No. 4 Effective Date, certified as of the Amendment No. 4 Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, and (z) a good standing certificate from the applicable Governmental Authority of each Obligor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 4 Effective Date.
(f)    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Sections 2.2(b) and (c) hereof.
(g)    Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate as of the Amendment No. 4 Effective Date, showing a calculation of the Borrowing Base as of the date thereof in form and substance reasonably satisfactory to the Administrative Agent.
(h)    Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent.
The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.
2.2.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 4 Effective Date and immediately after giving effect to this Amendment:

(a)    This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)    The representations and warranties set forth in Article III of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Amendment No. 4 Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date.
(c)    After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing under the Credit Agreement.
2.3.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
2.4.     Payment of Expenses. The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment.
2.5.     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
2.7.     Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
2.8.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, or to constitute a novation of the obligations and liabilities existing under the Credit Agreement or any other Loan Document. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
2.9.     Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby as of the Amendment No. 4 Effective Date (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SIERRA INCOME CORPORATION, as Borrower

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

SIC AAR LLC, as Subsidiary Guarantor

By: Sierra Income Corporation, its managing member

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

SIC INVESTMENT HOLDINGS LLC, as Subsidiary Guarantor

By: Sierra Income Corporation, its managing member

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

SIERRA MANAGEMENT INC., as Subsidiary Guarantor

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto Jr.
Title: Chief Financial Officer

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By: /s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

KEYBANK, N.A., as a Lender

By:	/s/ Richard Andersen Name: Richard Andersen Title: Senior Vice President

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon Feitelson Name: Brandon Feitelson Title: Senior Vice President

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

TIAA, FSB, as a Lender

By:	/s/ Martin O'Brien Name: Martin O'Brien Title: Director

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]

CUSTOMERS BANK, as a Lender

By:	/s/ Lyle P. Cunningham Name: Lyle P. Cunningham Title: Executive Vice President

[Amendment No. 4 to Amended and Restated Revolving Credit Agreement]